Exhibit 99.1

DISCLOSURE STATEMENT 2011 2012 2013 2014 2015 This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2016. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Good morning.

So far today our focus has been on the tangibles. Financial reports. Business performance. Company governance.

We’ve talked about today’s challenging ag economy and the likelihood it will be with us for a few years. And we’ve reinforced our commitment to keeping CHS financially sound, while continuing to deliver the value that helps you grow.

In my time with you today I want to talk about what will drive our future — together. The essential foundations of our cooperative system. These are the actions we must take to ensure that this system remains strong and solidly positioned as the first choice for not only today’s owners, but for generations to come.

It’s hard to believe that I am now in my seventh fiscal year with CHS.

If you’d asked me when I took this job what sets CHS apart, I’d have said it’s our business structure. This model is much more than an investment. It connects you to an opportunity for direct economic benefit based on the business you do with the company you own.

That has remained true, but seven years in, I want to reflect on a second essential difference.

It’s passion.

The passion that comes with being not only a customer, but also an owner.

The passion for having a voice in governance.

A passion that connects the past, the present and the future. The great-grandfathers who founded this system. The grandparents and parents who have made it what it is today. And the sons, daughters, grandchildren and, hopefully, great-grandchildren who will count on it tomorrow.

There’s no question that our owners — and that includes our 1,100 member cooperatives and our 75,000 direct producer owners — have a tremendous passion for CHS and the cooperatives that serve them in their home communities.

You only need to look around this room to see it. In a typical publicly traded company, a small group might gather in a meeting room for a short time to check the box on the legally required annual meeting.

Not at CHS.

In this auditorium, we have nearly 2,000 owners who’ve come from across the country — on your own dime — to spend two days with us. You come to participate in this company’s governance, but you come for much more. You come to learn at more than four dozen education sessions. You come to speak up, through the resolutions process and the member interaction session we’ll have later today. You come to connect personally — with one another and with your CHS leaders.

You come because you care. Not just about what’s happening today, but about what may happen tomorrow. You care about making sure this cooperative system, now nearly nine decades old, remains successful for many decades to come.

It’s that passion that sets us apart and is our solid foundation. But it also means that, as we move forward, we need to do it together.

So today I want to tell you why — even in this downturn — I’m optimistic about our future and what we can accomplish together.

I’ll start with why I’m optimistic.

Even in this downturn, the world is still growing — in two ways. First, although China’s rapid economic expansion has slowed, it’s still growing. So is India’s. Significant segments of their emerging middle-class populations have gotten a taste — literally — of a better diet. Their demand for both vegetable and meat protein will continue to grow in the coming decades.

Second, where do you think the greatest population growth will be between now and 2100 — 84 years from now?

Not Asia. It’s Africa. And while food self-sufficiency is a laudable goal, in my opinion it will take many decades — yes, I said decades, not years — before centuries-old farming practices can be replaced by the right knowledge, infrastructure, economics and government policy needed to drive self-sufficiency.

In the meantime, the rest of the world’s farmers led, as always, by U.S. farmers, will be called on to feed sub-Saharan Africa.

So while cycles will always be with us, as farmers, ranchers and the cooperatives who serve them, we’ve got plenty of opportunity ahead.

Which brings me to my own list of leadership essentials.

Leading the list, of course, are our business priorities for 2017. Tim did a great job reinforcing our commitment to keeping CHS strong and laying out our business and operational priorities, which include optimizing our Return on Assets, managing expenses, and maximizing the role of our enterprise technology platform and shared services. But there’s one priority that supersedes all of these — Safety.  I join our entire leadership team in stating unequivocally that safety is our first priority. Every day.

Two other priorities touch our owners and customers directly. The first is just that — customer engagement. While you may be a CHS owner, as a customer you always have a choice of who will supply you, support your business needs and market on your behalf. Throughout CHS, we’re focused on not only finding ways to serve you more efficiently and economically in a challenging market, but also in identifying new ways we can help you capture growth opportunities. That includes managing risk, something both producers and cooperatives list as their top business need. I’m very excited about some of the tools we have in development to meet this need.

Our second 2017 priority is talent development. Demographics are rapidly changing as baby boomers exit the workforce — on the farm,

at your co-op and CHS. Technology is constantly evolving. As our keynote speaker told us yesterday, we operate in a dynamic geopolitical environment. There’s only one way to address these challenges. Make sure we have the right people ready for the job. That’s true from the person who drives a spray rig to the leaders throughout the cooperative system.

This change, driven by the passage of time, may make us uncomfortable. However, we must embrace it and shape the future we desire, rather than be shaped by the future we’ll have if we are not proactive.

Even as we manage expenses, we know talent development must be a priority. Our leadership team has ensured that dollars are reserved for employee learning and to help us identify promising future leaders. We’re also addressing your talent needs, not only through recruiting, but by extending our robust CHS Leadership Academy offerings to cooperative teams. And in February, Your CHS Experience will give cooperative directors an outstanding development opportunity of their own.

While those are two priorities we identified, I want to share one more. It came from you, our owners. We heard you and we acted.

You said: Help us tell the cooperative story. We want help building owner pride. We want our communities to understand the value we deliver. We need to tell our story to engage the next generation as customers and owners.

Our response: The Value of the Cooperative tool kit, including ads and other materials distributed to more than 800 cooperatives. We’re delighted that more than a third of you are using them, and are giving us great feedback.

And we’re not done. We’ll continue to provide you with resources that help you tell YOUR cooperative value story and build essential connections to today’s owners and tomorrow’s. This new video is an example.

Beyond the great passion in our owners’ stories, we’ve now got the numbers that quantify the cooperative value story. This fall we wrapped up a comprehensive, data-driven project that measures CHS economic impact in the U.S. and in every state. We now know our employment impact — both in jobs we create directly and those resulting from things we buy, sell, build, and improve. We also tallied the cash we return to owners, our capital investments, taxes, the giving we do in our communities and more.

The bottom line? The extent of the economic impact far surpassed our expectations. To give just one example, our employment multiplier of 5 is more than twice the national average of 2.4 times.

Essentially, for every CHS job, we’re supporting the creation of four more in the community.

While these figures are specific to CHS, there’s value in them for all of our owners. For example, we’ll use them to tell our economic local, state and national impact story to elected officials, regulators and others. This gives you a voice and leverage on matters that impact your operations, like new regulations. You can find more information about this economic impact study results on the CHS website.

In telling the cooperative value and economic impact stories over the past few months, it’s become even clearer to me why we do what we do as a system.

Rural economic sustainability.

Sustainability is a word you hear a lot, mostly in conjunction with the environment and food systems. And there’s no question both of these sustainability topics are vitally important. CHS is involved in numerous programs and organizations that support agronomic best practices, and advance the role of data in production ag. Through our own agronomic products, services and experts, we’re always finding new ways to add value for our owners. Ultimately, I believe the key is connecting producers to simple crop production solutions supported by trusted advisors that address both economics and sustainability.

We’re also part of a National Council of Farmer Cooperatives’ comprehensive initiative related to co-ops and sustainability. This includes development of a guide to best practices for co-op sustainability programs and tools to help us all tell the cooperative sustainability story.

But — to return to my earlier theme of global agricultural opportunity — while we know there are still significant areas on this planet that struggle to produce enough food, the rest of us are trying to do it in ways that address environmental, economic and consumer needs.

So let’s return to the cooperative business model and the economic value story. At the risk of over-simplifying, I think the answer is clear. Strong rural communities with strong farm families are the foundation of protecting the environment. When we provide them with the economics, efficiency, tools and experts to get the job done, sustainability is a natural outcome.

Isn’t that the essence of what we’re about as a cooperative system? When producers succeed, the environment succeeds, our rural communities succeed and the cooperative system succeeds.

As I wrap up, I want to leave you with one more essential and a call to action.

When I began, I talked about the differences between being a traditional public company and being a cooperative. I’ll add one more that’s actually considered a core cooperative principle.

Communication.

Over the past year, I’ve made communication with our owners my priority. I’ve spent 42 days on the road, meeting with cooperative CEOs, general managers and boards. It’s a part of my job I really enjoy, and it’s important to hear what’s on your minds. I’ve received and made dozens of phone calls. And I’ve talked to countless others of you in informal settings and by phone.

This past summer, members of my senior team joined me at ten Your CHS Town Hall meetings to present company updates and connect with you. We reached out in advance to learn what was on the minds of owners in different geographies to make these meetings more relevant. We’ll soon start planning the 2017 events. Our goal is to make them even more valuable to you. When you get the schedule, I encourage you to bring more of your local member-owners including those from the next generation. As I said, engagement is a two-way street, so we want your questions.

We also have quarterly calls to update our owners on the performance of your business. We’re pleased that about 500 of you participate each quarter, but we encourage all of our owners to call in and ask questions. You can literally ask us anything you want and we’ll answer simply and transparently.

Yesterday we tried something new in the Expo area. More than 140 of you joined me and members of my senior team for informal coffee and conversation sessions. We learned a lot about what was on your minds. In fact, I’ll be touching on some of those conversations during the Q and A session in a few moments.

Throughout the year, we create additional opportunities to stay informed and connected. We want to know what’s on your minds. There’s a biweekly e-newsletter. We send out e-blasts with breaking news. We update the news on the CHS website nearly every day.

But here’s the reality, as I mentioned earlier, relative to this system’s total number of managers and directors, only a small percentage of our owners choose to engage in meetings, calls and other updates.

So here’s my challenge to you. Commit to attending update meetings. Commit to listening to the quarterly update call. Commit to getting on the list for our electronic news updates.  Commit to sharing feedback.

This is your cooperative. You own it.  We work for you. We’ve made communication with our owners a priority. Let’s make 2017 the year of two-way communication. With the pace of change and market uncertainty, we need to stay connected through news and opportunities for give-and-take.

We’re making it easy. Take out the card the ushers gave you when you came in.

Hold it up.

Let’s all commit to staying in touch as owners and as those of us at CHS who serve you. Now please fill it out and give it back to the ushers before you leave. We’ll make sure we do our part to keep you connected to the company you own.

Two-way communication. It’s Essential to Leadership.

Since 2011, we’ve laid a strong foundation for the future. We’ve made tremendous investments to serve you at home and connect you to the global marketplace. We’ve delivered unprecedented economic returns. We’re leveraging talent and technology for the future.

Now we’re using our new market reality to make us better. We’re making sure our system is stronger and that we are more efficient. That our businesses and assets are delivering for you. That we’re financially sound.

Times may change, but, as the writer Samuel Beckett says: “The essential doesn’t change.”

That’s been true since this company was created.

We’re here to add value for our owners. We’re here to help you grow. We’re here for you today. And we’ll be here for you tomorrow.